                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 1

         AMENDMENT No. 1 (this "Amendment") dated as of November 28, 2001, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS party thereto and JPMORGAN CHASE BANK (formerly named Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H:

         WHEREAS, Kindred and the Borrower have requested the Required Lenders (such term and other capitalized terms used in this Amendment without definition having the meanings set forth in the Credit Agreement) to extend the various time periods set forth in the Encumbrance Letter to February 28, 2002 (the "Encumbrance Letter Waiver"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement to provide that compliance by Kindred and the Borrower with the provisions of the Encumbrance Letter shall be sufficient to satisfy the requirements of Section 5.12(d) of the Credit Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Encumbrance Letter. (a) (i) The undersigned Lenders hereby
(A) grant the Encumbrance Letter Waiver and (B) authorize the Collateral Agent, in its sole discretion and from time to time, as contemplated by the Encumbrance Letter, to waive compliance with the requirement that Kindred or the Borrower remove or contest certain of the Liens or other defects listed in the schedule attached to the Encumbrance Letter.

         (ii) The undersigned Lenders confirm and agree, without limiting the generality of Section 9.05 of the Credit Agreement, that in the absence of gross negligence or willful misconduct, the Collateral Agent shall not be liable to any Lender on account of granting any such waiver and any consequences thereof.

         (b) Clause (g) of the definition of "Permitted Encumbrances" is hereby amended by deleting the word "removed" and replacing in substitution therefor the words "removed, insured over by First American Title Insurance Company, waived"

         (c) Section 5.12(d) of the Credit Agreement is hereby amended to read as follows:

         "Vencor shall comply with the provisions of the Encumbrance Letter, as such provisions may be amended or waived from time to time."

         Section 2. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

         Section 3. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender).

         (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in Section 3(b) by 5:00 P.M. (New York City time) on the later of (i) November 29, 2001 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.05% of the aggregate outstanding principal amount of such Lender's Loans (as outstanding on the opening of business on the date of this Amendment).

         (d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            KINDRED HEALTHCARE OPERATING, INC.


                                            By:/s/ Richard A. Schweinhart
                                               --------------------------------
                                            Name:  Richard A. Schweinhart
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                            KINDRED HEALTHCARE, INC.



                                            By:/s/ Richard A. Schweinhart
                                               --------------------------------
                                            Name:  Richard A. Schweinhart
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By:  /s/  John-Charles Van Essche
                                             ----------------------------------
                                        Name:  John-Charles Van Essche
                                        Title:  Vice President

                                           BANKERS TRUST COMPANY


                                           By:  /s/ Alice L. Wagner
                                                -------------------------------
                                           Name:  Alice L. Wagner
                                           Title:  Vice President

                                    VAN KAMPEN
                                    PRIME RATE INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.



                                    By: /s/ Darvin D. Pierce
                                        -------------------------------------
                                    Name:   Darvin D. Pierce
                                    Title:  Executive Director

                                          BEAR STEARNS & CO., INC.



                                          By: /s/ Gregory A. Hanley
                                              --------------------------------
                                          Name:   Gregory A. Hanley
                                          Title:  Senior Managing Director

                                           GOLDMAN, SACHS CREDIT
                                           PARTNERS L.P.



                                           By: /s/ Robert S. Fanelli
                                               -------------------------------
                                           Name:   Robert S. Fanelli
                                           Title:  Authorized Signatory

                                              JPMORGAN CHASE BANK



                                              By: /s/ Houston A. Stebbins
                                                  ----------------------------
                                              Name:   Houston A. Stebbins
                                              Title:  Managing Director

                                      VAN KAMPEN
                                      SENIOR INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.




                                      By: /s/ Darvin D. Pierce
                                          ------------------------------------
                                      Name:   Darvin D. Pierce
                                      Title:  Executive Director

                                        VAN KAMPEN
                                        SENIOR FLOATING RATE FUND
                                        By: Van Kampen Investment Advisory Corp.




                                        By:  /s/ Darvin D. Pierce
                                             -------------------------------
                                        Name:  Darvin D. Pierce
                                        Title:  Executive Director

                                                 SILVER OAK CAPITAL LLC



                                                 By: /s/ Jeffrey H. Aronson
                                                     -------------------------
                                                 Name:  Jeffrey H. Aronson
                                                 Title:  Authorized Signatory

                                            T. ROWE PRICE RECOVERY FUND II, L.P.




                                            By: /s/ Kim Z. Golden
                                                -------------------------------
                                            Name:  Kim Z. Golden
                                            Title:  Managing Director

                                                     PENSLER CAPITAL CORPORATION




                                                     By: /s/ Sanford Pensler
                                                         ----------------------
                                                     Name: Sanford Pensler
                                                     Title: President

                                                     GOLDEN TREE HIGH YIELD
                                                     OPPORTUNITIES I, LP




                                                     By: /s/ Treacy Goffrey
                                                         ----------------------
                                                     Name: Treacy Goffrey
                                                     Title: Partner

                                                GOLDEN TREE HIGH YIELD MASTER
                                                FUND, LTD




                                                By: /s/ Treacy Goffrey
                                                    ------------------------
                                                Name: Treacy Goffrey
                                                Title: Partner

                                                  CONTINENTAL CASUALTY COMPANY




                                                  By: /s/ Richard W. Dubbarke
                                                      -------------------------
                                                  Name: Richard W. Dubbarke
                                                  Title: Vice President

                                                PRESIDENT & FELLOWS HARVARD
                                                COLLEGE




                                                By: /s/ Timothy S. Peterson
                                                    ----------------------------
                                                Name: Timothy S. Peterson
                                                Title:

                                                 REGIMENT CAPITAL, LTD.




                                                 By: /s/ Timothy S. Peterson
                                                     --------------------------
                                                 Name: Timothy S. Peterson
                                                 Title:

                                                 WELLS FARGO BANK




                                                 By: /s/  Cory Branden
                                                     ---------------------------
                                                 Name: Cory Branden
                                                 Title: Corporate Trust Officer

                               CERBERUS PARTNER, L.P.
                               By:  Cerberus Associates, LLC, General Partner



                               By:  /s/ Mark A. Neporent
                                    -------------------------
                               Name:    Mark A. Neporent
                               Title: Managing Director

                                     LCMI I LIMITED PARTNERSHIP



                                     By:  /s/ Mark A. Campellone
                                          ----------------------
                                          Name:    Lyon Capital Management LLC
                                                   Mark A. Campellone
                                          Title:   Senior Portfolio Manager

                                       NORTHWOODS CAPITAL III, LIMITED
                                       By:  Angelo, Gordon & Co., L.P.,
                                            as Collateral Manager



                                       By:  /s/ John W. Fraser
                                            -------------------------
                                       Name:    John W. Fraser
                                       Title: Managing Director

                                       OPPENHEIMER SENIOR FLOATING
                                       RATE FUND



                                       By:  /s/ Lisa Chaffee
                                            --------------------
                                       Name:    Lisa Chaffee
                                       Title:  Manager

                                       NORTHWOODS CAPITAL II, LIMITED
                                       By:  Angelo, Gordon & Co., L.P.
                                            As Collateral Manager



                                       By:  /s/ John W. Fraser
                                            -------------------------
                                       Name:    John W. Fraser
                                       Title:  Managing Director

                                       NORTHWOODS CAPITAL, LIMITED
                                       By:  Angelo, Gordon & Co., L.P.,
                                            as Collateral Manager



                                       By:  /s/ John W. Fraser
                                            -------------------------
                                       Name:    John W. Fraser
                                       Title:  Managing Director

                                       AG CAPITAL FUNDING PARTNERS,
                                       L.P.



                                       By:  _______________________________
                                       Name:
                                       Title:

                                       LONGACRE MASTER FUND LTD.



                                       By:  _____________________________
                                       Name:
                                       Title:

                                       SUNAMERICA CORPORATION



                                       By:  __________________________
                                       Name:
                                       Title:

                                       THOROUGHBRED LTD PARTNERSHIP I



                                       By:  ________________________________
                                       Name:
                                       Title:

                                                     LIPIZZANER LDC



                                                     By: _______________________
                                                     Name:
                                                     Title:

                                                     PALOMINO FUND LTD.



                                                     By:  ______________________
                                                     Name:
                                                     Title:

                                                    APPALOOSA INVESTMENT LIMITED
                                                    PARTNERSHIP I



                                                    By: ________________________
                                                    Name:
                                                    Title:

                                                     SPS HIGH YIELD LOAN TRADING



                                                     By: _______________________
                                                     Name:
                                                     Title: